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                                  PROMISSORY NOTE


$550,000.00                                             DATED AS OF MAY 2, 1997

     FOR VALUE RECEIVED, the undersigned, David J. Contis ("BORROWER"), an employee of Lender, hereby unconditionally promises to pay on demand made in accordance with Paragraph 3 below, to the order of Macerich Management Company ("LENDER"), in lawful money of the United States and in immediately available funds, the full amount of the unpaid principal balance of the Demand Loan made by Lender to the undersigned pursuant to Schedule A attached hereto. Such payment shall be made for the account of Lender at its office located at 233 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, or at such other office as Lender may notify Borrower. Borrower acknowledges and agrees to the following additional terms:

     1. One-fifth (1/5) of the original amount of this loan will be forgiven by Lender at the end of each successive twelve (12) month period of Borrower's continued employment with Lender elapsing after the date of this Demand Note. In the event Borrower's employment with Lender terminates for any reason before the principal amount of this loan is forgiven or otherwise paid in full, an additional one-sixtieth (1/60) of the original amount of this loan will be forgiven for each full calendar month of Borrower's continued employment with Lender completed since the then most recent anniversary date of the date of this Demand Note.

     2.  Taxable income will be imputed to Borrower as a result of
         (a) the forgiveness of each portion of this loan as specified in Paragraph 1 above and (b) the lack of interest payments on the principal balance due, so that Lender will issue W-2 forms or 1099 forms, as Lender deems appropriate, to Borrower which reflect such imputed income and, further, that Lender may be required to withhold tax on such income from salary and other compensation payments made to Borrower during and after the period this loan is outstanding. In the event Lender notifies Borrower that funds available to Lender for withholding are insufficient, Borrower agrees to remit to Lender on demand an appropriate amount to cover any and all taxes to be withheld by Lender as contemplated by the previous sentence hereof.

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     3.  If Borrower's employment with Lender terminates for any reason before the principal amount of this loan is forgiven or otherwise paid in full, all amounts then remaining unpaid on this Demand Note shall be due and payable upon demand and interest shall accrue on such unpaid balance from the date of such termination forward at the rate of ten percent (10%) per annum.

     4. Lender has not made any representations concerning Lender's willingness not to exercise, or delay exercising, its rights to enforce this Note or to demand payment of this Note. Such demand may be made at any time following the date Borrower's employment with Lender terminates as set forth in Paragraph 3 above. Interest shall accrue on the unpaid balance of this loan from the time of demand forward at the rate of ten percent (10%) per annum. No delay or omission on the part of the Lender in exercising any right or remedy to enforce this Note shall operate as a waiver of such right or remedy under this Note. No waiver by Lender of any right or remedy shall be effective unless in writing and signed by the Lender on the reverse side of the original of this Note and no such waiver on one occasion shall be construed as a waiver on any other occasion. No modification of this Note shall be effective unless the modification is in writing and is signed by the Lender on the reverse side of the original of this Note.

     5. Borrower agrees that the rights granted to the Lender pursuant to this Note shall accrue to any endorsee of this Note who is lawfully in possession of this Note.

     THIS DEMAND NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES).

     IN CONNECTION WITH ANY ACTION, PROCEEDING OR COUNTERCLAIM, BORROWER HEREBY EXPRESSLY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHT THE PARTY MAY OTHERWISE HAVE TO TRIAL BY JURY OF ANY CLAIM, WHETHER SUCH CLAIM IS MADE BY LENDER AGAINST BORROWER OR BORROWER AGAINST LENDER.

     BORROWER AGREES TO PAY ALL REASONABLE COSTS AND EXPENSES OF LENDER IN ENFORCING AND COLLECTING THIS DEMAND NOTE, INCLUDING REASONABLE ATTORNEY'S FEES, INCURRED IN LITIGATION PROCEEDINGS OR OTHERWISE, INCLUDING ANY SUCH ATTORNEY'S FEES INCURRED IN BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDINGS.

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     IN WITNESS WHEREOF, the party hereto has caused this Demand Note to be duly executed and delivered as of the date and year first above written.

                                       BORROWER:



                                             /s/ David J. Contis
                                       ------------------------------------
                                                 David J. Contis



                                       Address:


                                       ------------------------------------


                                       ------------------------------------




                                       CONSENT OF SPOUSE


                                       I have read and understand this
                                       Promissory Note and consent to
                                       its terms.



                                               /s/ Jane L. Contis
                                       ------------------------------------
                                                   Jane L. Contis

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                                  SCHEDULE A

LOAN AMOUNT:         $550,000.00

INTEREST RATE:       0%/10%


     Upon demand for payment following Borrower's termination of employment in accordance with the terms of the Note, interest on the unpaid principal amount shall accrue at a rate of ten percent (10%) per annum, and such interest shall be payable on demand.






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